Exhibit 10.4

COHEN & COMPANY, LLC

AMENDMENT NO. 4 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Cohen & Company, LLC, dated as of September 25, 2020 (“Amendment No. 4”), is entered into by and among each of the Members set forth on the signature pages hereto.

Background

On December 16, 2009, the Members entered into the Amended and Restated Limited Liability Company Agreement (the “Amended and Restated Agreement”) of Cohen & Company, LLC (formerly, IFMI, LLC, the “Company”). On June 20, 2011, the Members entered into Amendment No. 1 to Amended and Restated Limited Liability Company Agreement of Cohen & Company, LLC (“Amendment No. 1”). On May 9, 2013, the Members entered into Amendment No. 2 to Amended and Restated Limited Liability Company Agreement of Cohen & Company, LLC (“Amendment No. 2”). On October 30, 2019, the Members entered into Amendment No. 3 to Amended and Restated Limited Liability Company Agreement of Cohen & Company, LLC (collectively with the Amended and Restated Agreement, Amendment No. 1 and Amendment No. 2, the “Agreement”).

Pursuant to Section 13.10 of the Agreement, the Members desire to amend certain provisions of the Agreement.

NOW, THEREFORE, intending to be bound hereby, the Members agree as follows:

1.       Defined Terms. Terms that are used but not defined herein shall have the meaning ascribed to such terms in the Agreement.

2.       Amendment to Section 6.13. The last sentence of Section 6.13 of the Agreement is hereby deleted and replaced with the following language:

“Notwithstanding anything to the contrary herein, this Section 6.13 shall automatically become null and void and the proxy set forth in this Section 6.13 shall be automatically revoked, in each case without further action by any party, upon the earliest to occur of the following: (i) a Notice Default (as defined in the Convertible Secured Note); (ii) an Automatic Default (as defined in the Convertible Secured Note); and (iii) if Daniel G. Cohen and/or his Affiliates shall cease to beneficially own (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) a majority of the voting securities of Parent.”

3.       Integration. The Agreement, as amended by this Amendment No. 4 sets forth all (and is intended by all parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the Company, the Company business and the property of the Company, and there are no promises, agreements, conditions, understanding, warranties, or representations, oral or written, express or implied, among them other than as set forth herein or in the agreements noted above.

4.       No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and shall remain in full force and effect.

5.       Governing Law. It is the intention of the parties that all questions with respect to the construction of this Amendment No. 4 and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Delaware.

6.       Binding Effect. This Amendment No. 4 shall be binding upon, and inure to the benefit of, the parties hereto and their respective personal and legal representatives, successors and assigns.

7.       Counterparts. This Amendment No. 4 may be executed in any number of counterparts and it shall not be necessary that each party to this Amendment No. 4 execute each counterpart. Each counterpart so executed (or, if all parties do not sign on the same counterpart, each group of counterparts signed by all parties) shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument. In making proof of this Amendment No. 4, it shall not be necessary to account for more than one counterpart or group of counterparts signed by all parties.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment No. 4 to be executed as of the date and year first set forth above.

/s/ Linda Koster
Linda Koster

/s/ Daniel Cohen
Daniel G. Cohen

COHEN BROS. FINANCIAL, LLC

By:	/s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

COHEN & COMPANY INC.

By:	/s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President and Chief Financial Officer

THE DGC FAMILY FINTECH TRUST

By:	/s/ Raphael Licht
Name:	Raphael Licht
Title:	Trustee

By:	/s/ Jeffrey D. Blomstrom
Name:	Jeffrey D. Blomstrom
Title:	Trustee